UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) August 4, 2005


                         Premier Financial Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Kentucky
            --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  0-20908                     61-1206757
            --------------------------------------------------------
            (Commission File No.)   (IRS Employer Identification No.)


                2883 Fifth Avenue Huntington, West Virginia 25702
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (304) 525-1600
            --------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  |_| Written communication pursant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.  Results of Operations and Financial Condition

     On August 4, 2005, Premier issued a press release regarding its financial results for the quarter ended June 30, 2005. The full text of that press release is furnished as Exhibit 99.1.



Item 9.01.  Financial Statements and Exhibits

    (c) Exhibit 99.1 - Press Release dated August 4, 2005.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: August 4, 2005                  Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated August 4, 2005,
                                        captioned "Premier Financial Bancorp,
                                        Inc. Reports Second Quarter 2005
                                        Earnings".